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                                                                   Exhibit 10.15

                          MOLTEN METAL TECHNOLOGY, INC.

                              AMENDED AND RESTATED
                   1989 LONG TERM INCENTIVE COMPENSATION PLAN

1.  PURPOSE

      The purpose of the Amended and Restated 1989 Long Term Incentive Compensation Plan (the "Plan") is to promote the interests of Molten Metal Technology, Inc. (the "Company") and its stockholders by providing a means to attract, retain and motivate employees and outside directors of and consultants to the Company and its subsidiaries, if any, and to encourage stock ownership in the Company by such persons and provide them with a means to acquire a proprietary interest in the Company.

      The various types of long term incentive awards provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations, and the size and diversity of its businesses.

2.  DEFINITIONS

      For purposes of the Plan, the following terms shall have the meanings below unless the context clearly indicates otherwise:

      2.1 "Award" shall mean an Incentive Stock Option, a Non-qualified Stock Option, a Restricted Stock Award, a Performance Share/Unit or Other Stock-Based Award granted under the Plan.

      2.2 "Awarded Option" means all Options other than Formula Options.

      2.3 "Award Agreement" shall mean an agreement between a Participant and the Company covering the specific terms and conditions of an Award.

      2.4 "Board of Directors" shall mean the Board of Directors of the Company.

      2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      2.6 "Committee" shall mean the Compensation Committee of the Board of Directors, or any other Committee of the Board of Directors formed for the purpose of administering the Plan.

      2.7 "Company" shall mean Molten Metal Technology, Inc.

      2.8 "Consultant" shall mean a person or entity providing consulting or professional advice to the Company or any Subsidiary.

      2.9 "Disability" shall mean permanent disability within the meaning of
Section 22(e)(3) of the Code.

      2.10 "Employee" shall mean an employee of the Company or any of its Subsidiaries who has been designated by the Company, under the criteria in
Section 5, as eligible to participate in the Plan.

      2.11 "Fair Market Value" shall have the meaning specified in Section
6.2(b).

      2.12 "Formula Grant" means a grant of Options pursuant to Section 6.3.

      2.13 "Formula Grant Date" shall have the meaning specified in Section 6.3

      2.14 "Formula Options" means options granted pursuant to Section 6.3.

      2.15 "Incentive Stock Option" shall mean an option to purchase Stock granted under Section 6.2 of the Plan which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.
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      2.16 "Non-qualified Stock Option" shall mean an option to purchase Stock granted under Section 6.2 or Section 6.3 of the Plan which is not intended to be an Incentive Stock Option.

      2.17 "Option" shall mean an Incentive Stock Option or a Non-qualified Stock Option.

      2.18 "Option Period" shall mean the period from the date of the grant of an Option to the date when the Option expires as stated in the terms of the Award Agreement.

      2.19 "Optionee" shall mean a Participant who has been granted an option to purchase shares of Stock under the provisions of the Plan.

      2.20 "Other Stock-Based Award" shall have the meaning specified in Section 6.6(a).

      2.21 "Outside Director" shall mean a member of the Board of Directors who is not an officer or an employee of the Company or any Subsidiary of the Company.

      2.22 "Participant" shall mean an Employee or Outside Director or Consultant who has been granted an Award under the Plan.

      2.23 "Performance Share/Unit" shall mean the grant of contingent shares of Stock or units under Section 6.5 of the Plan.

      2.24 "Plan" shall mean this Molten Metal Technology, Inc. Amended and Restated 1989 Long Term Incentive Compensation Plan.

      2.25 "Restricted Period" shall mean the period of time from the date of grant of a Restricted Stock Award to the date when the restrictions placed on the Stock in the Award lapse.

      2.26 "Restricted Stock Award" shall mean an Award of Stock granted under
Section 6.4 of the Plan.

      2.27 "Stock" shall mean the Company's common stock of a par value of $.01 per share.

      2.28 "Subsidiary" or "Subsidiaries" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code.

      2.29 "Termination of Employment" shall be deemed to have occurred at the close of business on the last day on which an Employee is carried as an active employee on the records of the Company or any of its Subsidiaries. The Committee shall determine whether an authorized leave of absence, or other absence on military or government service, constitutes severance of the employment relationship between the Company or a Subsidiary and the Employee.

      2.30 "Termination of Service" shall be deemed to have occurred at the close of business on the last day on which an Outside Director of or Consultant to the Company is carried as an active Outside Director, or Consultant, as applicable, on the records of the Company or any of its Subsidiaries.

      2.31 "Vested Shares," as of any date, means those shares of Stock available at that date for purchase by exercise of an Automatic Option pursuant to Section 6.3(c).

3.  STOCK SUBJECT TO THE PLAN

      3.1 Authorized Stock. Subject to adjustment as provided in this Section, the aggregate number of shares of Stock subject to an Award under the Plan as a whole or to any single Participant shall not exceed 8,299,383. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. The payment of Performance Share/Unit and Other Stock-Based Awards shall be deemed to constitute an issuance of Stock under the Plan whether paid in Stock or in cash.


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      3.2 Effect of Expirations. If any Award granted under the Plan expires or terminates without exercise, the Stock no longer subject to such Award shall be available to be re-awarded under the Plan.

      3.3. Adjustments in Authorized Shares. Upon any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the number of shares of Stock or the kind of shares or securities, an appropriate and proportionate adjustment shall be made in the number and kind of shares that may be delivered under the Plan, and in the number and kind of or price of shares subject to outstanding Awards; provided, however, that the number of shares subject to any Award shall always be a whole number. Any adjustment of an Incentive Stock Option under this Section shall be made in such a manner so as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

4.  ADMINISTRATION

      4.1 Authority of the Committee. The Plan shall be administered by the Committee. Except for Formula Grants granted in accordance with the terms of
Section 6.3, no member of the Committee shall have received an Award during service on the Committee or during the one-year period preceding such service. Subject to the provisions of the Plan (including without limitation the provisions of Sections 6.3 and 7), the Committee shall have sole power (a) to construe and interpret the Plan; (b) to establish, amend, or waive rules and regulations for its administration; (c) to determine and accelerate the exercisability of any Award other than a Formula Option or the end of a performance period or the termination of any Restricted Period; (d) to correct inconsistencies in the Plan or in any Award Agreement, or any other instrument relating to an Award; and (e) (subject to the provisions of Section 7) to amend the terms and conditions of any outstanding Option or other Award other than a Formula Option to the extent the terms and conditions are within the discretion of the Committee as provided in the Plan.

      4.2 Selection of Participants. The Committee shall have the authority to grant Awards other than Formula Options from time to time to such Employees (including officers of the Company and officers and directors of any of its Subsidiaries who are Employees), Consultants, or Outside Directors (other than members of the Committee) as the Committee may select. The Committee shall select Participants from among those who have been identified by the Company as prospective Participants.

      4.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders and Participants, and their estates and beneficiaries.

      4.4 Procedures of the Committee. All determinations of the Committee shall be made by not less than a majority of its members present at a meeting (in person or otherwise) at which a quorum is present, or by unanimous written consent. A majority of the entire Committee shall constitute a quorum for the transaction of business. To the fullest extent permitted by law, no member of the Committee shall be liable, and the Company shall indemnify each of its directors for any act or omission with respect to his services with respect to the Plan.

      4.5 Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by an officer of the Company and by the Participant and shall contain such terms and conditions as may be approved by the Committee, which, subject to Section 6.3(c), need not be the same in all cases. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee, provided that the terms of any such Agreement as amended or supplemented, as well as the terms of the original Award Agreement, are not inconsistent with the provisions of the Plan. An Employee, Outside Director or Consultant who receives an Award under the plan shall not, with respect to the Award, be deemed to have become a Participant or an Optionee, or to have any rights with respect to the Award, unless and until the Employee, Outside Director or Consultant has executed an Award Agreement or other instrument evidencing the Award and shall have delivered an executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of the Award.

5.  ELIGIBILITY

      Employees, Outside Directors and Consultants who are expected to contribute substantially to the growth and profitability of the Company and its Subsidiaries are eligible to receive Awards. However, members of the Committee may not receive any Award pursuant to this Plan except for Formula Options pursuant to Section 6.3.


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6.  AWARDS UNDER THE PLAN

      6.1 General. Any Award granted to an Employee, Outside Director or Consultant may be made either alone or in conjunction with any other type of Award that may be granted under the Plan.

      6.2 Incentive Stock Options/Non-qualified Stock Options.

            (a) Grant. An Incentive Stock Option may be granted only to an Employee of one or more of the Company or any of its Subsidiaries. A Non-qualified Stock Option may be granted to an Employee or Outside Director of, or Consultant to, one or more of the Company or any of its Subsidiaries. All Awarded Options granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. All Awarded Options shall be subject to the terms and conditions described in the remainder of this
Section 6.2 and shall contain such additional terms and conditions (which need not be the same in each case), not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
More than one Award may be granted to the same Participant.

            (b) Option Price. The purchase price per share of Stock covered by an Awarded Option shall be determined by the Committee but, in the case of any Incentive Stock Option, shall not be less than 100 percent of the fair market value (the "Fair Market Value") of such Stock on the date the Option is granted. If the Stock is listed on a stock exchange or on the Nasdaq National Market on the date of grant, the Fair Market Value shall be the closing price on the date of the grant or, if no trades were reported on that date, the closing price on the most recent trading day immediately preceding the date of the grant. Otherwise, the Fair Market Value shall equal the fair market value of the Stock as determined in good faith by the Committee. An Incentive Stock Option granted to any person who owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary at the time the Awarded Option is granted shall have an exercise price that is at least 110 percent of the Fair Market Value of the Stock subject to the Awarded Option.

            (c) Option Period. The Option Period shall be determined by the Committee, but no Awarded Option shall be exercisable later than ten years from the date of grant. Notwithstanding the foregoing, an Incentive Stock Option granted to any person who owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary at the time the Awarded Option is granted shall not be exercisable later than five years from the date of grant. No Awarded Option may be exercised at any time unless the option is valid and outstanding as provided in this Section 6.2.

            (d) Limitation on Amount of Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Awarded Option is granted) of the Stock with respect to which a Participant's Incentive Stock Options are exercisable for the first time during any calendar year (under this and all other stock option plans of the Company, any Subsidiary, or any parent corporation) shall not exceed $100,000. Awarded Options or portions of Awarded Options in excess of the $100,000 limit described herein shall be treated as a Non-qualified Stock Option for tax purposes.

            (e) Nontransferability of Options. No Awarded Option that is an Incentive Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and such Option shall be exercisable, during the Optionee's lifetime, only by the Optionee. Awarded Options that are Non-qualified Stock Options shall be transferable under the circumstances and subject to the conditions set forth in the applicable Award Agreement.

            (f) Exercisability. An Awarded Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Awarded Option may be exercised at a particular time and to such other conditions (e.g., exercise could be conditioned on performance) as the Committee in its discretion may specify upon granting the Awarded Option or as otherwise provided in this
Section 6.2.


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            (g) Method of Exercise. To exercise an Awarded Option, the
Participant or other person or persons entitled to exercise the Awarded Option shall give written notice of exercise to the Committee, specifying the number of full shares to be purchased. Such notice shall be accompanied either by payment in full in cash for the Stock being purchased plus any required withholding tax as provided in Section 9; provided, however, that after the date that any shares of Stock have been registered under the Securities Act of 1933, as amended, for sale to the public, such payment may be made, at the election of the Participant or other person or persons entitled to exercise the Awarded Option, in: (1) cash; (2) in the form of Stock owned by the Optionee for at least six months (based on the Fair Market Value of the Stock on the date the Awarded Option is exercised) evidenced by negotiable Stock certificates registered either in the sole name of the Optionee or the names of the Optionee and spouse; or (3) in any combination of cash or such Stock. No shares of Stock shall be issued unless the Optionee has fully complied with the provisions of this Section 6.2(g).

            (h) Termination of Employment or Service. After a Participant's Termination of Employment or Termination of Service, as applicable, an Awarded Option may be exercised, subject to adjustment as provided in Section 3.3 or 8.11, only with respect to the number of shares of Stock that the Optionee could have acquired by an exercise of the Awarded Option immediately before the Termination of Employment or Service but in no event after the expiration date of the Awarded Option as specified in the applicable Award Agreement. Except to the extent otherwise provided by the Committee at the time of grant or thereafter, an Optionee's right to exercise any Awarded Option that is an Incentive Stock Option upon Termination of Employment or Service, as applicable, shall terminate:

                  (1) At the expiration of one year in the event of Disability of the Employee, Outside Director or Consultant, the determination of the Committee on any question involving disability being conclusive and binding; or

                  (2) At the expiration of one year after death if Termination of Employment or Service occurs by reason of death, such Awarded Option to be exercised, to the extent exerciseable at Termination of Employment or Service, by the legal representative of the estate of the Optionee or by the person or persons who acquire the right to exercise the Awarded Option by bequest or inheritance; or

                  (3) No later than three months after the Termination of Employment or Service for any other reason.

      Except as otherwise provided by the Committee at the time of grant or thereafter, an Optionee's right to exercise any Awarded Option that is a Non-qualified Stock Option upon Termination of Employment or Service, as applicable, shall terminate five (5) years after the Termination of Employment or Service, as applicable.

            (i) Not a Stockholder. The person or persons entitled to exercise, or who have exercised, an Awarded Option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to the Option until the person or persons shall have become the holder of record of the shares.

      6.3 Formula Grants of Options to Certain Outside Directors; Method of Exercise; Restriction on Transfer.

            (a) Directors Elected or Re-Elected at Annual Stockholders Meeting, Special Meeting in Lieu of Annual Meeting or at Other Times. Commencing in 1994, each individual who is not, immediately prior to his or her election or re-election to the Board of Directors, either an officer or employee of the Company or any Subsidiary of the Company, and who is elected or re-elected to the Board of Directors during the term of the Plan (whether elected at an annual or special stockholders' meeting or by action of the Board of Directors) shall be granted, on the date of such meeting or other appointment (as used in or with reference to this Section 6.3(a), a "Formula Grant Date"), a Non-qualified Stock Option to purchase 25,000 shares of Stock. Notwithstanding the foregoing, no Outside Director shall be granted a new Formula Grant until such Outside Director's previous Formula Grant has fully vested pursuant to Section 6.3(c).

            (b) Formula Grants in 1993 and 1994. Each Outside Director (other than any director employed by or otherwise affiliated with The Travelers Companies and their affiliates) in office on September 7, 1993 shall be granted a Non-qualified Stock Option as of September 7, 1993 (also referred to as a "Formula Grant Date") to purchase 25,000 shares of Stock. Each Outside Director in office on March 7, 1994 who is employed by or otherwise affiliated


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with The Travelers Companies and their affiliates shall be granted a
Non-qualified Stock Option as of March 7, 1994 (also referred to as a "Formula Grant Date") to purchase 25,000 shares of Stock.

            (c) Terms of Formula Options. Each Option granted to an Optionee under this Section 6.3 shall (i) have an exercise price equal to 100% of the Fair Market Value of the Stock on the applicable Formula Grant Date, and (ii) become exerciseable for Vested Shares in twenty (20) equal installments, with the Formula Option becoming exerciseable for 1,250 Vested Shares on the last day of the fiscal quarter which includes the Formula Grant Date, and an additional 1,250 Vested Shares on the last day of each of the Company's next nineteen (19) fiscal quarters, if the Optionee remains an Outside Director of the Company on the applicable date. No Formula Option granted pursuant to this Section 6.3 is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. The Formula Grants shall be evidenced by Award Agreements. The Award Agreements shall contain provisions consistent with this Section 6.3, and the Award Agreements shall contain identical terms and conditions, except (i) as otherwise required by this Section 6.3 and (ii) for any restrictions imposed with respect to Formula Grants granted prior to the receipt of any stockholders' approval required pursuant to Rule 16b-3(b) under the Securities Exchange Act of 1934, as amended.

            (d) Option Period. The Option Period for any Formula Option granted pursuant to this Section 6.3 shall be ten years from the date of grant. No Formula Option may be exercised at any time unless the Formula Option is valid and outstanding as provided in this Section 6.3.

            (e) Nontransferability of Options. Unless otherwise provided in all the Award Agreements for Formula Options, no Formula Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and such Formula Option shall be exercisable, during the Optionee's lifetime, only by the Optionee.

            (f) Exercisability. A Formula Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole for that number of Vested Shares then subject to such Formula Option.

            (g) Method of Exercise. To exercise a Formula Option, the Participant or other person or persons entitled to exercise the Formula Option shall give written notice of exercise to the Committee, specifying the number of full shares to be purchased. Such notice shall be accompanied either by payment in full for the Stock being purchased plus any required withholding tax as provided in Section 9, such payment to be made, at the election of the Participant or other person or persons entitled to exercise the Formula Option, in: (1) cash; (2) in the form of Stock owned by the Optionee for at least six months (based on the Fair Market Value of the Stock on the date the Formula Option is exercised) evidenced by negotiable Stock certificates registered either in the sole name of the Optionee or the names of the Optionee and spouse; or (3) in any combination of cash or such Stock. No shares of Stock shall be issued unless the Optionee has fully complied with the provisions of this
Section 6.3(g).

            (h) Termination of Service. After a Participant's Termination of Service a Formula Option may be exercised, subject to adjustment as provided in
Section 3.3 or 8.11, only with respect to the number of shares of Stock that the Optionee could have acquired by an exercise of the Formula Option immediately prior to the Termination of Service but in no event shall any Formula Option be exercisable after the earlier to occur of (i) the expiration date of the Formula Option as specified in the applicable Award Agreement, or (ii) five years after the Termination of Service.

            (i) Not a Stockholder. The person or persons entitled to exercise, or who have exercised, a Formula Option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to the Formula Option until the person or persons shall have become the holder of record of the shares.

      6.4 Restricted Stock Award.

            (a) Grants. The Committee, in its sole discretion, shall determine the terms and conditions of each Restricted Stock Award to Employees or Consultants at the time of the grant, which terms and conditions need not be the same in each case.

            (b) Restricted Period. Except as otherwise specified by the Committee, the Restricted Period shall commence on the date of grant of the Award and shall expire at the time specified in the Award Agreement. During the Restricted Period, the Participant shall not sell, transfer, pledge, assign, or otherwise dispose of shares of Stock


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subject to a Restricted Stock Award. Any attempt by the Participant to sell, transfer, pledge, assign, or otherwise dispose of that Stock shall constitute immediate forfeiture of the Award.

            (c) Rights of Participant. Except as provided in paragraph (b) of this Section 6.4, the Participant shall have, with respect to the shares subject to the Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive all dividends and other distributions with respect to the shares, provided that the Participant has become the holder of record of the shares. In the event of any adjustment as provided in Section 3.3 or any securities received as a dividend on the Award shares, the new or additional shares or securities shall be subject to the same terms and conditions as relate to the original Restricted Stock Award.

            (d) Lapse of Restriction. Upon termination of the Restricted Period, the restrictions on the Restricted Stock Award shall lapse, whereupon (subject to the provisions of Section 8.3 or 8.5) the Company shall promptly deliver to the Participant a stock certificate evidencing those shares.

            (e) Termination of Employment or Service. Except as otherwise provided by the Committee either at the time of the Restricted Stock Award or thereafter, the Restricted Period and any other restrictions specified in the Award Agreement shall automatically terminate upon the Participant's Termination of Employment or Service by reason of death or Disability during the Restricted Period. In the event of the Participant's Termination of Employment or Service during the Restricted Period for any other reason, the Participant's rights to the shares subject to the Restricted Stock Award shall be forfeited and all such shares shall immediately be surrendered to the Company.

      6.5   Performance Share/Unit Awards.

            (a) Grants. Performance Share/Unit Awards granted under the Plan shall be in such form as the Committee may from time to time approve, subject to the terms and conditions of this Section 6.5 and may contain such additional terms and conditions (which terms and conditions need not be the same in each case), not inconsistent with the Plan, as the Committee shall deem desirable.

            (b) Performance Period. The Committee shall, at the time of grant, establish a performance period for the Award. The period shall commence and end on the dates specified by the Committee. Notwithstanding the above, the Committee may, in its sole discretion, accelerate the end of a performance period.

            (c) Performance Criteria and Valuation. The Committee shall, at the time of grant, establish performance criteria with respect to the Performance Share/Unit Award. These performance criteria may include any measures of performance of the Company or its Subsidiaries or such other criteria as the Committee shall select. At the end of the performance period established by the Committee pursuant to Section 6.5(b), the Committee shall evaluate actual performance during the performance period compared to the performance criteria established for the Award, and shall determine the value of the Performance Share/Unit Award.

            (d) Payment. Performance Share/Unit Awards shall be paid to the extent the performance criteria established under Section 6.5(c) are deemed by the Committee to have been achieved, subject to such other terms and conditions as may have been established by the Committee at the time the Award was made. Payment shall be made, in the sole discretion of the Committee, in cash or in Stock having a Fair Market Value (on the date of payment) equal to the value of the Award, or partly in cash and partly in Stock. No fractional shares of Stock will be issued.

            (e) Termination of Employment; Termination of Service.

                  (1) If Termination of Employment or Termination of Service occurs during the performance period specified in the Award Agreement by reason of death or Disability, any payment to the Participant, or to the Participant's estate or to the person or persons who acquire the right to receive payment by bequest or inheritance, shall be determined at the end of the performance period. The determination of payment shall be made by the Committee based on the criteria established under Section 6.5(c). Any such payment shall be pro-rated on the basis of the time the Participant was employed during the performance period. Notwithstanding the above, the Committee may, in its sole discretion, accelerate payment by taking


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      into consideration the extent to which the performance criteria were achieved at the time of Termination of Employment or Service.

                  (2) If Termination of Employment or Service occurs before the end of the specified performance period for any reason other than those specified in Section 6.5(e)(1), the Participant's right to the Performance Share/Unit Award shall be forfeited as of the date of his Termination of Employment or Service, except that the Committee in its sole discretion may make such provisions for payment, if any, as it deems appropriate.

      6.6 Other Stock-Based Awards.

            (a) Grants. Other grants of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards") may be granted under the Plan. The provisions of Other Stock-Based Awards need not be the same in each case. The Committee in its sole discretion may grant such Other Stock-Based Awards as it deems appropriate to take advantage of the compensation practices or tax and accounting regulations applicable at the time of the grant although the practices or regulations may be different from those in effect on the effective date of the Plan.

            (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 6.6 shall be subject to the following terms and conditions:

                  (1) Subject to the provisions of the Plan and the Award Agreement, Stock subject to awards made under this Section 6.6 may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which the Stock is issued or, if later, the date on which any applicable restriction or performance period lapses.

                  (2) Subject to the provisions of the Plan and the Award Agreement, the recipient of an Award under this Section 6.6 may be entitled to receive (currently or on a deferred basis) such interest or dividends, or interest or dividend equivalents, with respect to the number of shares of Stock covered by the Award as the Committee in its sole discretion may determine at the time of the Award, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise been reinvested.

                  (3) Any Award under this Section 6.6 and any Stock covered by any such Award may be forfeited to the extent provided in the Award Agreement as determined by the Committee in its sole discretion.

            (c) Termination of Employment or Service. If Termination of Employment or Service occurs for any reason, the Committee in its sole discretion may waive in whole or in part any or all of any remaining limitations, restrictions, or requirements imposed pursuant to the Plan or in the applicable Award Agreement with respect to any Award granted under this
Section 6.6.

7. AMENDMENTS AND TERMINATION

      7.1 Amendments and Termination. The Board of Directors may terminate, suspend, amend, or alter the Plan, but no action of the Board of Directors may:

            (a) Impair or adversely affect the rights of an Optionee or Participant under an Option or other Award theretofore granted, without the Optionee's or Participant's consent, other than as provided in Section 8.11; or

            (b) Without the approval of the shareholders:

                  (1) Increase the total amount of Stock that may be delivered under the Plan except as is provided in Section 3 of the Plan;

                  (2) Decrease the option price of any Option to less than the Option price on the date the Option was granted;


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                  (3) Change the class of persons eligible to receive Awards under the Plan;

                  (4) Extend the duration of Awards to a period greater than that specified in Section 8.12; or

                  (5) Extend the period during which Awards may be granted, as specified in Section 11.

provided, however, that the provisions of Sections 2, 4.1, 5 and this Section 7, insofar as they relate to Formula Options, and Section 6.3 shall not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

      7.2 Conditions on Awards. In granting an Award, the Committee may establish any conditions that it determines are consistent with the purposes and provisions of the Plan, including, without limitation, a condition that the grant of an Award is subject to the surrender for cancellation of any or all outstanding Awards held by the Participant. Any new Award made under this section may contain such terms and conditions as the Committee may determine, including an exercise price that is lower than that of any surrendered Option.

      7.3 Selective Amendments. Any amendment or alteration of the Plan may be limited to, or may exclude from its effect, particular classes of Participants.

8.  GENERAL PROVISIONS

      8.1 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and shall not extend, with respect to any payments not yet made to a Participant or Optionee, any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee of the Company may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, or other Awards hereunder; provided, however, that the existence of such trust or other arrangements is consistent with the unfunded status of the Plan.

      8.2 Transfers, Leaves of Absence, and Other Changes in Employment Status. For purposes of the Plan (a) a transfer of an Employee from the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, or (b) a leave of absence, duly authorized in writing by the Company or a Subsidiary, for military service, sickness, or any other purpose approved by the Company or a Subsidiary if the period of leave does not exceed 90 days, (c) any leave of absence in excess of 90 days approved by the Company, or (d) any change in the nature of relationship of any individual to the Company or its Subsidiaries (e.g., from Employee to Consultant), shall not be deemed a Termination of Employment or Service. The Committee, in its sole discretion subject to the terms of the Award Agreement, shall determine the disposition of all Awards (other than Formula Grants, which shall be governed by the express provisions of Section 6.3) made under the Plan in all cases involving any substantial change in employment status other than those specified in this Section 8.2.

      8.3 Distribution of Stock - Securities Restrictions. The Committee may require Participants receiving Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Stock for investment without a view to distribution thereof. No Stock shall be issued or transferred pursuant to an Award unless the issuance or transfer complies with all relevant provisions of law, including but not limited to, (a) limitations, if any, imposed in the state of issuance or transfer, (b) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and (c) requirements of any stock exchange upon which the Company's shares might then be listed. The certificates for Stock may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

      8.4 Assignment Prohibited. Subject to the provisions of the Plan and the Award Agreement, no Award shall be assigned, transferred, pledged, or otherwise encumbered by the Participant otherwise than by will or by the


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laws of descent and distribution, and Awards shall be exercisable, during the
Participant's lifetime, only by the Participant.

      8.5 Stop Transfer Orders. All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock Award or Other Stock-Based Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to the restrictions.

      8.6 Payment for Restricted Stock, Performance Share/Unit, or Other Stock-Based Awards. Except as otherwise required in the applicable Award Agreement, recipients of Awards under the Plan (other than Options) shall not be required to make any payment or provide consideration for the receipt of Awards, other than the rendering of services.

      8.7 Other Compensation Plans. Nothing contained in the Plan shall prevent the Committee from adopting other compensation arrangements, subject to stockholder approval if that approval is required.

      8.8 Subsidiary Plans. The Committee may approve or adopt incentive compensation plans of Subsidiaries under the Plan as required to meet the provisions of the tax laws or another applicable laws, rules, or regulations in the jurisdictions in which any Subsidiary operates. Any shares of Stock issued under any such Subsidiary plans shall be deemed to have been issued under the Plan.

      8.9 Authority Limited to the Committee. No person shall at any time have any right to receive an Award hereunder and no person shall have authority to enter into an agreement on behalf of the Company for the granting of an Award or to make any representation or warranty with respect thereto, except for Formula Grants and except as granted by the Committee. Participants shall have no rights in respect to any Award except as set forth in the Plan and the applicable Award Agreement.

      8.10 No Right to Employment or Association. No action of the Company in establishing the Plan, nor any action taken by it or by the Committee under the Plan or any Award Agreement, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of or continue any association with the Company or any Subsidiary.

      8.11  Change of Control/Tender Offers.

            (a) For the purpose of this Section, a "change of control" shall be deemed to have taken place on the tenth day after:

                  (1) Any individual, firm, corporation, or other entity, or any group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Act")) becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Act) of more than 30 percent of the then-outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

                  (2) The shareholders of the Company approve a definitive agreement for (A) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transactions, more than 50 percent of the voting power of the corporation that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company; provided, however, that a "change of control" shall not be deemed to have taken place if beneficial ownership is acquired by
      (i) the Company or any of its Subsidiaries, (ii) any profit-sharing, employee ownership, or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in that capacity, or (iii) any group comprised solely of those entities.

            (b) In the event of a "change of control" as defined in Section 8.11(a), Awards granted under the Plan may be subject to the following provisions (in the case of any Award other than a Formula Option, to the extent


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so provided in the applicable Award Agreement and, in the case of Formula
Options, with respect to all Formula Options), unless, with respect to any Award other than a Formula Option, the provisions of this Section 8.11 are suspended or terminated by an affirmative vote of a majority of the Committee before the occurrence of such a "change of control:"

                  (1) All outstanding Options shall become exercisable in full whether or not otherwise exercisable at that time, and any such Option or Stock Appreciation Right shall remain exercisable in full thereafter until it expires pursuant to its terms;

                  (2) All restrictions contained in Restricted Stock Awards shall lapse, and the Participant shall thereupon own the Stock free and clear of the restrictions;

                  (3) With respect to Performance Share/Unit Awards, the performance period established for the awards shall be deemed to have been completed, and the Committee shall, as soon as practicable, make a determination as to payment of the Awards pursuant to Section 6.5(c), or such other determination of value of the Awards as the Committee shall deem appropriate, provided that any such determination of value is consistent with the provisions of the Plan; and

                  (4) With respect to Other Stock-Based Awards, the Awards shall become fully exercisable or payable in accordance with the terms and conditions specified in the Award Agreement.

      8.12 Award Period. No Award granted under the Plan shall be exercisable or payable more than 10 years from the date of grant.

      8.13 Beneficiaries. The Committee in its discretion may allow the Participant receiving any Award to designate in writing any person or trust (a "Beneficiary") to receive upon the Participant's death as much of the Award as may be transferred pursuant to this Plan. A Beneficiary designation may be revoked in writing at any time, but no new designation or revocation of a Beneficiary designation shall be effective until it is actually received and acknowledged by the Committee. If the Participant dies before receiving or exercising any of the Award, the remaining Award shall be transferred to the primary Beneficiary if the primary Beneficiary is then living. If the primary Beneficiary is not living, the Award shall be transferred to the secondary Beneficiary, if any. If neither the primary Beneficiary nor the secondary Beneficiary is living at the time of the Participant's death, the Award shall be transferred to the Participant's estate, and exercisable, if at all, by his personal representative. Unless otherwise directed by the Participant, multiple Beneficiaries shall share equally.

9.  TAXES

      9.1 Tax Withholding--Section 83 Election. If any Participant properly elects (within 30 days of the date on which property subject to a substantial risk of forfeiture and nontransferable by the Participant is transferred pursuant to an Award) pursuant to Section 83 of the Code to include in gross income for federal income tax purposes an amount equal to the fair market value (on the date of the Award) of the Stock subject to the Award (or, with respect to an Option, the ascertainable fair market value of the Option), the Participant shall make arrangements satisfactory to the Committee to pay to the Company, at the time of the Award, all federal, state, and local taxes required to be withheld with respect to the Stock. If the Participant shall fail to make any required tax payments, the Company and its Subsidiaries, to the extent permitted by law, shall have the right to deduct the taxes from any payment of any kind otherwise due to the Participant.

      9.2 Tax Withholding. Any Participant who does not or cannot make the election described in Section 9.1 with respect to an Award shall, no later than the date as of which the value of the Award first becomes includable in the gross income of the Participant for income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of all taxes of any kind required by law to be withheld with respect to the Stock or other property subject to the Award, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct the taxes from any payment of any kind otherwise due the Participant.

      9.3 Share Withholding. The withholding obligation described in this
Section 9 may be satisfied by the Company retaining shares of Stock with a fair market value equal to the amount required to be withheld.


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
10.  EFFECTIVE DATE OF PLAN

      The Plan shall be effective on the date (the "Effective Date") when the Board of Directors adopts the Plan, subject to approval of the Plan by the Company's stockholders, provided, however, that Awards may be granted before obtaining stockholder approval of the Plan, but any such Awards shall be contingent upon the stockholder approval being obtained and may not be exercised before such approval is granted.

11.  TERM OF PLAN

      Unless terminated earlier by the Committee, no Award shall be made under the Plan more than ten years after the Effective Date as defined in Section 10.


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